Supplement dated March 25, 2026
to the following statutory prospectus(es):
Marathon Performance VUL and Nationwide Marathon VUL Ultra dated May 1, 2025
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
The following underlying mutual funds are offered as investment options under the policy.
Effective April 24, 2026, the name of each investment option is updated as indicated below:
CURRENT NAME	UPDATED NAME
M Fund, Inc. - M Capital Appreciation Fund	Northern Lights Fund Trust II - M Capital Appreciation Fund
M Fund, Inc. - M International Equity Fund	Northern Lights Fund Trust II - M International Equity Fund
M Fund, Inc. - M Large Cap Growth Fund	Northern Lights Fund Trust II - M Large Cap Growth Fund
M Fund, Inc. - M Large Cap Value Fund	Northern Lights Fund Trust II - M Large Cap Value Fund
PROS-1163